UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No.  1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 23, 2007

SP ACQUISITION HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-142696	20-8523583
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 32nd Floor New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 520-2300

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.                       Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by SP Acquisition Holdings, Inc. (the “Company”) with the Securities and Exchange Commission on October 23, 2007 (the “Original Report”).  The Company has become aware of the appropriate accounting treatment for redeemable common stock, and accordingly, on January 7, 2008, decided to amend the Original Report to conform with S-X Regulation 5.08, consistent with other blank check companies with similar business plans.  While the redemption feature of our common stock has been fully disclosed in our Prospectus, dated October 10, 2007, and subsequently in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, filed with the Securities and Exchange Commission on November 16, 2007, we are filing this Amendment to reclassify the redeemable common stock on the balance sheet and statement of stockholders’ equity at October 16, 2007 and to add disclosure of this feature to the notes to the financial statements.

Revised financial statements reflecting these revisions are attached as Exhibit 99.1 hereto and replace in their entirety the financial statements filed as Exhibit 99.1 to the Original Report. Except for the revision to Exhibit 99.1 described above, no information included in the Original Report is amended by this Form 8-K/A.

The Audit Committee of the Company has discussed with the Company’s independent accountants the matters discussed in this Amendment.

Item 9.01.                       Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Exhibit

3.1*	Amended and Restated Certificate of Incorporation
4.1*	Amended and Restated Warrant Agreement, dated as of October 4, 2007, by and between SP Acquisition Holdings, Inc. and Continental Stock Transfer & Trust Company
10.1*	Investment Management Trust Agreement, dated as of October 16, 2007, by and between SP Acquisition Holdings, Inc. and Continental Stock Transfer & Trust Company
99.1	Audited Financial Statements
99.2*	Press release, dated October 16, 2007
* Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 23, 2007 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 7, 2008	SP Acquisition Holdings, Inc.

	By:	/s/ Warren G. Lichtenstein
Warren G. Lichtenstein
Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

3.1*	Amended and Restated Certificate of Incorporation
4.1*	Amended and Restated Warrant Agreement, dated as of October 4, 2007, by and between SP Acquisition Holdings, Inc. and Continental Stock Transfer & Trust Company
10.1*	Investment Management Trust Agreement, dated as of October 16, 2007, by and between SP Acquisition Holdings, Inc. and Continental Stock Transfer & Trust Company
99.1	Audited Financial Statements
99.2*	Press release, dated October 16, 2007
* Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 23, 2007 and incorporated herein by reference.